THIRD AMENDMENT TO CREDIT AGREEMENT AND RELEASE OF GUARANTORS

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND RELEASE OF GUARANTORS (this “Agreement”), dated as of October 16, 2020 (the “Third Amendment Effective Date”), is entered into among TRACTOR SUPPLY COMPANY, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”), Swingline Lender and Issuing Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

    A. The Borrower, the Guarantors, the Lenders, the Issuing Lender, the Swingline Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 19, 2016 (as amended or modified from time to time, the “Credit Agreement”).

    B. The Borrower has requested that the Lenders agree to release the Guarantors and make certain amendments to the Credit Agreement, and the Lenders have agreed to such request, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

    1.    Amendments.

(a)    The language “CERTAIN SUBSIDIARIES OF THE BORROWER FROM TIME TO TIME PARTY HERETO, as Guarantors” on the cover page of the Credit Agreement is hereby deleted in its entirety.

(b)    The language “the Guarantors (as defined herein),” in the introductory paragraph of the Credit Agreement is hereby deleted in its entirety.

(c)    The following definitions are hereby added to Section 1.1 of the Credit Agreement to read as follows:

“2017 NPA” means that certain Note Purchase and Private Shelf Agreement, dated as of August 14, 2017, among the Borrower, the other signatories thereto, and the purchasers of the 2017 NPA Notes thereunder, as the same may be amended, restated or otherwise modified from time to time.

“2017 NPA Notes” means those senior unsecured notes issued by the Borrower from time to time under the 2017 NPA.

“2020 Bonds” means those senior unsecured notes issued by Borrower, on or before December 31, 2020, in an amount up to $750,000,000.

“Third Amendment Effective Date” means October 16, 2020.

(d)    The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

“Change of Control” means the occurrence of any of the following events: (i) any Person or two or more Persons acting in concert shall have acquired “beneficial ownership,” directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 40% or more of the combined voting power of all Voting Stock of the Borrower, (ii) a majority of the members of the Board of Directors of the Borrower cease to be Continuing Directors; or (iii) any event constituting a “Change of Control” under, and as defined in, any of the 2017 NPA, the 2017 NPA Notes or the 2020 Bonds.

“Credit Parties” means (a) for purposes of this Agreement other than Article VI, the Borrower and (b) for purposes of Article VI, the Borrower and its Material Subsidiaries.

“Credit Party Obligations” means, without duplication, all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender and the Swingline Lender) and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code of the United States).

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the guarantors party thereto, the Lenders party thereto and the Administrative Agent.

(e)    The definitions of “Excluded Swap Obligation”, “Guarantors” “Guaranty”, “Qualified ECP Guarantor” and “Swap Obligation” in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.

(f)    The parenthetical in Section 3.4(c)(vi) of the Credit Agreement shall be amended to delete the language “and the Guarantors”.

(g)    The parenthetical in Section 3.19(d)(iii) of the Credit Agreement shall be amended to delete the language “and the Guarantors”.

(h)    Article IV of the Credit Agreement is hereby amended to read as follows:

            ARTICLE IV.

            [RESERVED]

(i)    Section 6.12 of the Credit Agreement is hereby amended to read as follows:

Set forth on Schedule 6.12 is a complete and accurate list of all Subsidiaries of each Credit Party as of the Third Amendment Effective Date and the jurisdiction of their organization.

(j)    Section 7.12 of the Credit Agreement is hereby amended to read as follows:

7.12    [Reserved].

(k)    Section 8.1 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (g), (ii) replace the “.” at the end of clause (h) with “; and” and (iii) add a new clause (i) to read as follows:

            (i)    unsecured Indebtedness in respect of the 2020 Bonds.

(l)    Section 8.11 of the Credit Agreement shall be amended to read as follows:

8.11    Limitation on Restricted Actions.

The Credit Parties will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a) - (d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit

Documents, (ii) the 2017 NPA Notes, the 2017 NPA and any other documentation or instrument executed in connection therewith, (iii) any documentation or instrument governing the 2020 Bonds (provided that such documentation or instrument does not restrict the ability of the Consolidated Parties to perform their obligations under the Credit Documents), (iv) applicable law or (v) any document or instrument governing purchase money Indebtedness (including Capital Leases) permitted by this Credit Agreement, provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith.

(m)    Section 8.14 of the Credit Agreement is hereby amended to read as follows:

8.14    No Further Negative Pledges.

The Credit Parties will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to any documentation or instrument governing the 2020 Bonds, (c) pursuant to any document or instrument governing purchase money Indebtedness (including Capital Leases) permitted by this Credit Agreement, provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or (d) pursuant to any agreement governing Indebtedness permitted hereunder so long as such restriction is not more restrictive than Section 8.2 as in effect at the time such agreement is executed, except that such agreement may restrict Liens securing the Credit Party Obligations provided that such Indebtedness is either secured ratably with the Credit Party Obligations pursuant to an intercreditor agreement reasonably acceptable to the Administrative Agent and the holders of such Indebtedness or, in the case of Cash Collateral, requires that an equal amount of Cash Collateral is pledged to secure such Indebtedness.

(n)    Section 9.1(e) of the Credit Agreement is hereby amended to read as follows:

        (e)    [Reserved].

(o)    Section 9.2(d) of the Credit Agreement is hereby amended to read as follows:

(d)    Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights of set off.

(p)    The last sentence in Section 9.3 of the Credit Agreement is hereby deleted in its entirety.

(q)    Section 10.10 of the Credit Agreement is hereby amended to read as follows:

            10.10    [Reserved].

(r)    Schedule 6.12 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 6.12 attached hereto.

(s)    Exhibit 7.12 to the Credit Agreement is hereby deleted in its entirety.

2.    Release of Guarantors. Each Guarantor is hereby unconditionally released from all of its obligations in connection with its guarantee of the Credit Party Obligations and it is agreed that Article IV of the Credit Agreement is no longer in effect. The Administrative Agent agrees to execute and deliver to the Borrower (at the expense of the Borrower) such other documents as the Borrower may reasonably request to evidence and give full effect to the release contemplated hereby.

3.    Effectiveness; Conditions Precedent. This Agreement shall be effective as of the date first set forth above upon satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors and the Lenders.

(b)    The Borrower shall have paid all fees owing to the Administrative Agent and Wells Fargo Securities, LLC.

4.    Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable and documented fees and expenses of Moore & Van Allen PLLC.

5.    Ratification of Credit Agreement. The Borrower acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Credit Documents, as amended hereby. This Agreement is a Credit Document.

6.    Authority/Enforceability. The Borrower represents and warrants as follows:

        (a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

        (b)    This Agreement has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar law and to general principles of equity.

        (c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower of this Agreement.

        (d)    The execution and delivery of this Agreement does not (i) contravene the terms of its organizational documents, (ii) violate any Requirement of Law or (iii) violate any material agreement which is binding on it or its assets.

7.    Representations and Warranties of the Credit Parties. The Borrower represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and (b) no Default or Event of Default has occurred and is continuing.

8.    Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Agreement and any other Credit Document may be executed and delivered by electronic means (including electronic image, facsimile, “.pdf”, “.tif” and “.jpeg”), and thereupon such agreement, certificate or instrument shall be treated in each case and in all manner and respects and for all purposes as an original agreement, certificate or instrument and shall be considered to have the same binding legal effect as if it were an original manually-signed counterpart thereof delivered in person. No party to this Agreement or any other Credit Document shall assert the fact that electronic means were used to make or deliver a signature, or the fact that any signature, agreement, certificate or instrument was created, transmitted or communicated through the use of electronic means, as a defense to the formation, effectiveness, validity or enforceability of any such agreement, certificate or instrument.

9.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

12.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                    TRACTOR SUPPLY COMPANY,
a Delaware corporation

By:
Name:    Kurt D. Barton
Title:    Executive Vice President and Chief Financial Officer

For Purposes of Acknowledging Section 2 of this Amendment:

SUBSIDIARY
GUARANTORS:                TRACTOR SUPPLY CO. OF MICHIGAN, LLC,
a Michigan limited liability company

By: Tractor Supply Company, a Delaware corporation, its sole member

By:
Name:    Kurt D. Barton
Title:    Executive Vice President and Chief Financial Officer

TRACTOR SUPPLY CO. OF TEXAS, LP,
a Texas limited partnership

By: Tractor Supply Company, a Delaware corporation, its General Partner

By:
Name:    Kurt D. Barton
Title:    Executive Vice President and Chief Financial Officer

ADMINISTRATIVE
AGENT:            WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

LENDERS:            WELLS FARGO BANK, NATIONAL ASSOCIATION,
                as Lender, Swingline Lender and Issuing Lender

By:
Name:
Title:

REGIONS BANK,
                as Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.,
                as Lender

                By:
Name:
Title:

                FIFTH THIRD BANK, NATIONAL ASSOCIATION,
                as Lender

                By:
Name:
Title:

                U.S. BANK NATIONAL ASSOCIATION,
                as Lender

                By:
Name:
Title:

                TRUIST BANK,
                as Lender

                By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:
Name:
Title:

PINNACLE BANK,
as Lender

By:
Name:
Title: